EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Wellstar International, Inc. (the “Company”) on Form 10-Q for the quarterly period ended October 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Howard Bielski, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002, that:

(3)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(4)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 14, 2010	By:	/s/ Howard Bielski
Howard Bielski Principal Financial Officer